UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06221

Brandywine Blue Fund, Inc.

(Exact name of registrant as specified in charter)

P.O. Box 4166
Greenville, DE 19807

(Address of principal executive offices) (Zip code)

William F. D’Alonzo
P.O. Box 4166
Greenville, Delaware 19807

         (Name and address of agent for service)

(302) 656-3017

Registrant's telephone number, including area code:

Date of fiscal year end:  September 30

Date of reporting period: March 31, 2012

Item 1. Reports to Stockholders.

Managed by Friess Associates, LLC	Semi-Annual Report	March 31, 2012

Dear Fellow Shareholders:

Ebbing angst regarding Europe and rising confidence in the U.S. economy set an overtly positive tone for stocks in the March quarter. The relative calm on the macro front let investors get back to the business of judging companies on their individual merits.

Brandywine Fund grew 15.34 percent in the March quarter, leading gains in the Russell 3000 and Russell 3000 Growth Indexes of 12.87 and 14.58 percent. Brandywine Blue Fund’s 17.09 percent return outpaced gains in the S&P 500, Russell 1000 and Russell 1000 Growth Indexes of 12.59, 12.90 and 14.69 percent.

March-Quarter Performance

Valuations at the start of the period reflected the outsized influence of macro concerns leading into the quarter. The weight of those concerns lifted as Greece secured new bailout financing and the U.S. economy produced a series of positive data points in areas such as employment, retail sales and manufacturing.

Earnings remained healthy, though there was a fair share of adjustment as company managements and equity analysts factored slower economic growth into their 2012 earnings forecasts. In this climate, companies that delivered earnings growth that exceeded expectations were well rewarded for their ability to execute. Conversely, companies that fell short of estimates were punished as if they were likely to disappoint again.

Running counter to the prevailing trend, consensus earnings estimates for 69 percent of Brandywine’s holdings increased in the first three months of the year. Calendar-year estimates rose for 65 percent of Brandywine Blue’s holdings at the same time. The comparable figure for the companies of the S&P 500 Index was 40 percent.

Positive earnings surprises were reported with less-than-average frequency during the three months through March, according to a study by Bank of America Merrill Lynch. Still, that scarcity appeared to raise the appeal of the companies that did surprise to the upside. The technology sector posted the strongest return within the S&P 500 Index in the March quarter. The study showed that technology companies reported the highest percentage of positive fourth-quarter earnings surprises (reported from January through March) in the index.

Cumulative Total Return	Brandywine % Change	Brandywine Blue % Change
Quarter	15.34	17.09
One Year	-11.31	0.30
Five Years	-16.35	-7.71
Ten Years	29.87	55.55
Inception	1,148.37*	640.95**

Annualized Total Return
Five Years	-3.51	-1.59
Ten Years	2.65	4.52
Inception	10.09*	9.90**
*12/30/85 **1/10/91

Expense Ratio***
Brandywine	1.09%
Brandywine Blue	1.18%

***As stated in the Prospectus dated January 31, 2012

Performance data quoted represent past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.brandywinefunds.com.

With a strong economically sensitive component to most technology businesses, the technology sector may enjoy a certain measure of improved earnings visibility given more predictable, albeit slower, nature of the economic backdrop expected this year. Moreover, on the product side, our research leads us to believe that current inventory levels are so well attuned to current end-market trends that upticks in demand can spur earnings-boosting price increases.

Technology holdings, which comprised the largest percentage of assets in both Funds, contributed the most to March-quarter returns. They also provided the biggest boost for Brandywine and Brandywine Blue versus their respective benchmarks.

Seagate Technology was a standout performer for both Funds. Industry consolidation and last year’s floods in Thailand have changed the competitive landscape and supply dynamics in the hard disk drive business. Benefiting from the acquisition of Samsung’s hard-drive business and less harmed by the flooding than its main competitor, Seagate seized a unique opportunity to capture significant market share. The company quadrupled year-over-year earnings in the December quarter, topping the consensus estimate by 22 percent amid supply strains that kept upward pressure on prices.

Apple again made major contributions to total gains in the Brandywine Funds as the company’s incredible rise brought its market cap past $500 billion. When the company reached that milestone in late February, CNNMoney pointed out that it made Apple worth more than Saudi Arabia (based on GDP). Other top performers included VeriFone in Brandywine and EMC Corp. in Brandywine Blue, holdings that beat estimates in their most recently reported quarters with 35 and 17 percent earnings growth, respectively.

Consumer discretionary holdings, which represented the second largest percentage of assets in Brandywine, also made a notable contribution to the Fund’s performance versus the Russell 3000 Growth Index. Investors applauded Dick’s Sporting Goods (Brandywine only) after disciplined expense control and nimble inventory management enabled the company to overcome slow sales of cold weather gear during the mild winter months. Dick’s grew December-quarter earnings 16 percent. Polaris Industries, Tractor Supply Co. and Steven Madden Ltd. (all Brandywine only) also rose in the wake of expectation-beating earnings growth of 16, 43 and 33 percent, respectively, in the December quarter.

Although consumer discretionary companies helped Brandywine Blue’s cause, energy holdings provided a more pronounced boost versus the Russell 1000 Growth. Pioneer Natural Resources was a top overall performer at a time when energy produced one of the most muted returns among sectors within the index. Rising oil prices brought attention to Pioneer’s domestic oil production capacity and its recently acquired control of a company that supplies a critical ingredient used in on-shore oil production. The company beat estimates with 129 percent December-quarter earnings growth.

In relative terms, the Brandywine Funds also benefited from what they didn’t hold. Due to a lack of earnings strength among consumer staples companies, both Funds maintained very limited exposure to the consumer staples sector. That worked in their favor during the March quarter, when the sector’s results trailed the overall market’s return by a notable margin.

For more on holdings that influenced March-quarter performance, please see Roses & Thorns on page 4 for Brandywine and page 6 for Brandywine Blue.

Holdings from the technology, consumer discretionary and industrial sectors comprise the largest percentages of assets in the Brandywine portfolio. Holdings from the technology, consumer discretionary and energy sectors currently represent Brandywine Blue’s largest positions.

We were encouraged to see a strong relationship between earnings performance and stock prices in the March quarter. While Europe’s sovereign debt situation, upcoming elections, Iran and other macro matters are likely to influence stocks at various times, we think the combination of strong corporate balance sheets and a slow-but-steady economic backdrop put individual companies in a position to win the majority of the market’s attention.

We also believe companies that post strong growth and exceed expectations will continue to stand out. Given the earnings strength we have isolated on the individual-company level, we think that should bode well for the Brandywine Funds.

At the end of March, we wished a fond farewell to Lynda Campbell, who was Vice President, Secretary and Treasurer of the Brandywine Funds. Lynda joined Friess Associates only weeks prior to Brandywine’s launch at the end of 1985. We thank Lynda for more than 26 years of contributions and wish her a happy and healthy retirement.

We’re grateful for your continued confidence.

Bill D’Alonzo
Brandywine Funds President	April 9, 2012

Brandywine Fund
Portfolio Characteristics as of March 31, 2012

% Change in Top Ten Holdings From Book Cost

1.	Apple Inc.	+134.1%	6.	eBay Inc.	+13.6%
2.	VeriFone Systems Inc.	+34.1%	7.	Robert Half International Inc.	+15.2%
3.	Qualcomm Inc.	+24.4%	8.	Big Lots Inc.	-3.8%
4.	VF Corp.	+19.4%	9.	Accenture PLC	+13.2%
5.	Wabtec Corp.	+25.4%	10.	Dick’s Sporting Goods Inc.	+44.4%

Estimated Earnings Growth Rate		The Portfolio’s Market Capitalization
of the Fund’s Investments

The Fund’s	S&P 500’s
Companies	Companies
20.2%	9.0%

Forecasted Increase in Earnings Per Share
2012 vs 2011

Source: Consensus estimates from Baseline Financial Services, Inc.

This is not a forecast of the Fund’s future performance. Earnings growth for a Fund holding does not guarantee a corresponding increase in the market value of the holding or the Fund. As of March 31, 2012, the S&P 500 Index’s average annual total returns for 1, 5 and 10 years were 8.54, 2.01 and 4.12 percent.

Top Ten Industry Groups

Brandywine Fund
March Quarter “Roses and Thorns”
$ Gain
Biggest $ Winners	(in millions)	% Gain	Reason for Move

Apple Inc.	$26.9	44.7
The maker of personal computers, software and mobile computing devices grew December-quarter earnings 116 percent, beating estimates by 38 percent. Revenue increased 73 percent, reflecting the company’s continued success in the high-growth markets for smartphones and tablets. Shipments of Apple’s iPhone and iPad increased 128 and 111 percent, respectively, during the quarter. The company announced that in September it will begin paying quarterly dividends totaling more than $10 billion annually.

Seagate Technology PLC	$17.5	50.7
The maker of hard disk drives quadrupled earnings during the December quarter to $1.32 per share, beating estimates by 22 percent. Unlike factories owned by competitors, Seagate’s plants weren’t hit directly by last year’s floods in Thailand, helping the company recover quickly. Shares gained ground after management raised sales and profit forecasts for 2012, as drive shortages provided pricing power.

VeriFone Systems Inc.	$13.4	36.6
The provider of electronic point-of-sale payment terminals grew January-quarter earnings 35 percent, beating estimates by 12 percent. With dominant market-share and leading-edge technology, VeriFone is well positioned to benefit from a global migration toward electronic and wireless payments. The company’s future growth prospects are tied to terminal upgrades associated with EMV technology, which replaces magnetic strips on the backs of credit and debit cards with embedded microchips.

Dick’s Sporting Goods Inc.	$7.8	30.0
The sporting goods retailer grew December-quarter earnings 16 percent as new store growth, improving online sales and a greater mix of high-performance merchandise offset difficult year-over-year sales comparisons and unseasonably warm weather patterns. Profit margin improvements stemmed from system upgrades and a new regional pricing strategy. The company also issued its first dividend ever in the fourth quarter.

Qualcomm Inc.	$7.3	23.6
The developer of digital wireless communications products and services using CDMA (code division multiple access) technology grew December-quarter earnings 18 percent, beating the consensus estimate. A broad array of handset makers, all of which pay Qualcomm a royalty fee to allow devices to function on 3G networks, incorporated more of the company’s chips in mobile devices. Chip unit shipments increased 32 percent during the quarter.

$ Loss
Biggest $ Losers	(in millions)	% Loss	Reason for Move

Allscripts Healthcare Solutions Inc.	$4.7	15.2
The developer of financial and clinical software for physician practices and hospitals grew December-quarter earnings 25 percent. Shares fell following conservative forward guidance that included lower-than-expected bookings growth. While Allscripts experienced growth across its business segments, investors grew concerned that the company might be losing share to competitors that provided more optimistic outlooks.

Rowan Companies Inc.	$3.8	13.2
The provider of offshore contract drilling services topped revenue forecasts in the December quarter as international demand strengthened and lease rates improved for its high-specification jack-up rigs. Shares fell following Rowan’s announcement that it would redomicile in the U.K., creating the possibility that it would no longer trade on U.S. exchanges.

Vera Bradley Inc.	$2.3	18.0
The maker of handbags and accessories grew January-quarter earnings 28 percent, beating the consensus estimate. Revenue jumped 23 percent. Despite raising 2012 guidance, shares retraced on conservative April-quarter guidance stemming from the company’s inability to yield a “breakout pattern” from its spring line.

McDermott International Inc.	$2.2	8.1
The engineering and construction company serving the offshore oil and gas industry gave up ground as oil prices pulled back from highs reached early in the year. Our research shows McDermott’s construction segment remains well positioned to capitalize on new business opportunities amid elevated global offshore capital spending. McDermott announced it was awarded a $2 billion contract from oil and natural gas producer INPEX during the quarter, representing the largest subsea contract in the company’s history.

Ancestry.com Inc.	$2.0	24.2
The online provider of genealogy research tools grew December-quarter earnings 21 percent, beating the consensus estimate by 18 percent. Revenues grew 26 percent. Shares fell as viewership trended lower for NBC’s “Who Do You Think You Are?” television series, which Ancestry.com uses as a marketing platform. We sold Ancestry.com during the quarter to fund an idea with better near-term earnings visibility.

All gains/losses are calculated on an average cost basis

Brandywine Blue Fund
Portfolio Characteristics as of March 31, 2012

% Change in Top Ten Holdings From Book Cost

1.	Apple Inc.	+265.3%	6.	BorgWarner Inc.	+37.6%
2.	eBay Inc.	+14.9%	7.	Accenture PLC	+12.8%
3.	Pioneer Natural Resources Co.	+35.7%	8.	Celgene Corp.	+47.9%
4.	Qualcomm Inc.	+22.8%	9.	Ford Motor Co.	+4.1%
5.	EMC Corp.	+35.6%	10.	Cisco Systems Inc.	+14.7%

Estimated Earnings Growth Rate of the Fund’s Investments		The Portfolio’s Market Capitalization

The Fund’s	S&P 500’s
Companies	Companies
17.2%	9.0%

Forecasted Increase in Earnings Per Share
2012 vs 2011

Source: Consensus estimates from Baseline Financial Services, Inc.

This is not a forecast of the Fund’s future performance. Earnings growth for a Fund holding does not guarantee a corresponding increase in the market value of the holding or the Fund. As of March 31, 2012, the S&P 500 Index’s average annual total returns for 1, 5 and 10 years were 8.54, 2.01 and 4.12 percent.

Top Ten Industry Groups

Brandywine Blue Fund
March Quarter “Roses and Thorns”

$ Gain
Biggest $ Winners	(in millions)	% Gain	Reason for Move

Apple Inc.	$35.3	47.5
The maker of personal computers, software and mobile computing devices grew December-quarter earnings 116 percent, beating estimates by 38 percent. Revenue increased 73 percent, reflecting the company’s continued success in the high-growth markets for smartphones and tablets. Shipments of Apple’s iPhone and iPad increased 128 and 111 percent, respectively, during the quarter. The company announced that in September it will begin paying quarterly dividends totaling more than $10 billion annually.

Seagate Technology PLC	$23.2	54.7
The maker of hard disk drives quadrupled earnings during the December quarter to $1.32 per share, beating estimates by 22 percent. Unlike factories owned by competitors, Seagate’s plants weren’t hit directly by last year’s floods in Thailand, helping the company recover quickly. Shares gained ground after management raised sales and profit forecasts for 2012, as drive shortages provided pricing power.

EMC Corp.	$13.4	37.8
The provider of hardware, software and services for enterprise network storage grew December-quarter earnings 17 percent, beating the consensus estimate. EMC’s storage business remains tied to new technology trends that utilize massive amounts of digital data. The company’s 80 percent stake in VMware exposes it to cloud computing, desktop virtualization and other fast-growing segments of the storage market.

BorgWarner Inc.	$11.7	31.6
The supplier of technologies for engines and transmissions that improve fuel economy and performance while reducing emissions grew December-quarter earnings 34 percent, beating the consensus estimate. More of the company’s technologies have been incorporated into a greater number of vehicles amid rebounding auto production and increasing fuel economy and emissions regulations worldwide. Efforts to control costs throughout the industry slump pushed operating profit margins to record highs.

Pioneer Natural Resources Co.	$10.7	24.6
The oil and gas exploration and development company grew December-quarter earnings 129 percent, beating estimates by 14 percent. Revenue grew 44 percent. Shares gained ground as production growth guidance moved higher for the company’s acreage positions in high-margin, oil-levered properties in the Texas Permian Basin and Eagle Ford Shale. Pioneer’s recent acquisition of Carmeuse Industrial Sand, which mines sand used in oil-well fracking applications, is expected to provide considerable cost advantages.

$ Loss
Biggest $ Losers	(in millions)	% Loss	Reason for Move

Electronic Arts Inc.	$4.0	11.4
The video game developer grew December-quarter earnings 68 percent, beating estimates. Despite a strong reception to the company’s new online game Star Wars: The Old Republic, shares fell as spending on video games in general didn’t keep pace with levels achieved last holiday season. We sold Electronic Arts during the quarter on concerns that forward expectations would prove difficult to meet given the pullback in spending.

The Mosaic Co.	$2.1	6.2
The producer of concentrated phosphate and potash crop fertilizers lost ground as customers remained cautious amid uncertainty about the direction of grain and fertilizer prices. While U.S. farmers are widely expected to plant the most corn acreage since World War II this year, demand for fertilizer has been sluggish amid high prices. As a result, dealers were slower than usual in securing fertilizer inventory.

SanDisk Corp.	$1.7	4.8
The maker of flash-memory cards beat December-quarter earnings estimates but gave a sales forecast that fell short of estimates, sending shares lower. We sold SanDisk in February, concerned that supplies of flash memory and other electronic components used in consumer electronics were starting to outpace demand. In early April, SanDisk cut its forecast for March-quarter sales, citing weaker-than-expected pricing and demand.

Anadarko Petroleum Corp.	$1.5	4.0
The oil and gas exploration and production company grew December-quarter earnings 193 percent, beating the consensus estimate by 37 percent. Revenue growth of 17 percent also came in above expectations. Shares retraced despite the strong results, as oil prices fell in March following a run-up early in the year. Our research shows Anadarko’s broad portfolio of domestic and international assets allows it to effectively shift its operations toward higher-profit oil production while also funding ongoing development and discovery expenditures in frontier markets.

Norfolk Southern Corp.	$1.2	3.6
The railroad operator grew December-quarter earnings 42 percent, beating estimates. Shares fell as declining natural gas prices and more stringent carbon pollution standards for new coal-fired power plants resulted in lower demand for thermal coal transportation. While Norfolk’s improving intermodal business helps offset lost volumes, we sold our position during the quarter on concerns that coal-related issues would continue to create an overhang on shares.

All gains/losses are calculated on an average cost basis

Brandywine Fund, Inc.
Statement of Assets and Liabilities
March 31, 2012 (Unaudited)
Assets:
Investments in securities, at value (cost $1,126,581,436)	$1,309,142,349
Receivable from investments sold	27,788,751
Receivable from shareholders for purchases	200,976
Dividends and interest receivable	63,283
Total assets	$1,337,195,359

Liabilities:
Payable for investments purchased	$34,608,644
Payable to shareholders for redemptions	1,206,293
Payable to adviser for management fees	1,114,575
Other liabilities	192,135
Total liabilities	37,121,647

Net Assets:
Capital Stock, $0.01 par value; 500,000,000 shares authorized; 50,546,734 shares outstanding	2,025,476,323
Net unrealized appreciation on investments	182,560,913
Accumulated net realized loss on investments	(907,963,524)
Net assets	1,300,073,712
Total liabilities and net assets	$1,337,195,359

Calculation of net asset value per share:
Net asset value, offering and redemption price per share ($1,300,073,712 ÷ 50,546,734 shares outstanding)	$25.72

The accompanying notes to financial statements are an integral part of this statement.

Schedule of Investments
March 31, 2012 (Unaudited)

Shares		Cost	Value

Common Stocks - 98.3% (a)

CONSUMER DISCRETIONARY

	Apparel Retail - 2.5%
669,400	Chico’s FAS Inc.	$10,303,966	$10,107,940
201,500	Express Inc.*	4,232,730	5,033,470
84,600	The Finish Line Inc.	1,445,030	1,795,212
224,300	Genesco Inc.*	9,881,731	16,071,095

	Apparel, Accessories & Luxury Goods - 4.5%
160,200	Coach Inc.	9,692,549	12,380,256
342,900	Vera Bradley Inc.*	12,619,774	10,352,151
246,300	VF Corp.	30,123,726	35,954,874

	Auto Parts & Equipment - 3.9%
457,300	Allison Transmission Holdings Inc.*	10,776,070	10,920,324
320,100	BorgWarner Inc.*	27,086,281	26,997,234
808,100	Dana Holding Corp.*	12,059,047	12,525,550

	Automobile Manufacturers - 1.9%
1,986,200	Ford Motor Co.	23,956,423	24,807,638

	Broadcasting - 0.8%
213,000	Discovery Communications Inc.*	8,117,543	9,985,440

	Consumer Electronics - 0.8%
229,000	Harman International
	Industries Inc.	10,731,344	10,719,490

	Footwear - 0.8%
237,600	Steven Madden Ltd.*	7,949,794	10,157,400

	General Merchandise Stores - 2.5%
743,300	Big Lots Inc.*	33,233,818	31,976,766

	Home Furnishing Retail - 0.2%
92,250	Select Comfort Corp.*	1,176,067	2,987,978

	Specialty Stores - 3.9%
602,200	Dick’s Sporting Goods Inc.	20,056,813	28,953,776
622,800	GNC Holdings Inc.	14,897,884	21,729,492
	Total Consumer Discretionary	248,340,590	283,456,086

	This sector is 14.1% above your Fund’s cost.

CONSUMER STAPLES

	Household Products - 2.1%
548,800	Church & Dwight Co. Inc.	22,059,683	26,995,472
	Total Consumer Staple	22,059,683	26,995,472

	This sector is 22.4% above your Fund’s cost.

ENERGY

	Oil & Gas Drilling - 1.0%
410,300	Rowan Companies Inc.*	15,105,769	13,511,179

Brandywine Fund, Inc.
Schedule of Investments (Continued)
March 31, 2012 (Unaudited)

Shares		Cost	Value

Common Stocks - 98.3% (a) (Continued)

	Oil & Gas Equipment & Services - 4.8%
126,400	Key Energy Services Inc.*	$1,650,133	$1,952,880
120,400	Lufkin Industries Inc.	9,204,527	9,710,260
1,909,100	McDermott International Inc.*	26,614,502	24,455,571
264,500	Oil States International Inc.*	18,615,901	20,646,870
378,800	Weatherford International Ltd.*	5,423,550	5,716,092

	Oil & Gas Exploration & Production - 3.5%
101,400	Anadarko Petroleum Corp.	7,806,830	7,943,676
345,200	Energy XXI Ltd.*	7,459,478	12,465,172
77,400	Stone Energy Corp.*	2,008,994	2,212,866
409,400	Whiting Petroleum Corp.*	18,307,583	22,230,420
	Total Energy	112,197,267	120,844,986

	This sector is 7.7% above your Fund’s cost.

FINANCIALS

	Regional Banks - 0.0%
14,000	Cathay General Bancorp	247,373	247,800

	Residential REITs - 0.4%
85,400	Camden Property Trust	5,574,806	5,615,050
	Total Financials	5,822,179	5,862,850

	This sector is 0.7% above your Fund’s cost.

HEALTH CARE

	Biotechnology - 2.0%
338,200	Celgene Corp.*	17,701,205	26,217,264

	Health Care Technology - 2.0%
1,574,200	Allscripts Healthcare
	Solutions Inc.*	30,801,306	26,131,720

	Life Sciences Tools & Services - 0.9%
261,300	Agilent Technologies Inc.*	8,458,231	11,630,463

	Managed Health Care - 1.6%
352,800	UnitedHealth Group Inc.	19,642,893	20,794,032

	Pharmaceuticals - 0.7%
348,900	Impax Laboratories Inc.*	6,096,365	8,575,962
	Total Health Care	82,700,000	93,349,441

	This sector is 12.9% above your Fund’s cost.

INDUSTRIALS

	Construction & Engineering - 0.6%
404,500	MasTec Inc.*	7,265,487	7,317,405

	Construction & Farm Machinery & Heavy Trucks - 3.0%
156,300	Titan International Inc.	3,945,962	3,696,495
466,300	Wabtec Corp.	28,034,466	35,145,031

	Diversified Support Services - 2.0%
664,000	Cintas Corp.	25,020,502	25,975,680

	Electrical Components & Equipment - 1.0%
62,317	Generac Holdings Inc.*	1,738,768	1,529,882
411,200	General Cable Corp.*	11,957,336	11,957,696

	Environmental & Facilities Services - 0.7%
338,200	Tetra Tech Inc.*	7,403,924	8,914,952

	Heavy Electrical Equipment - 2.1%
1,066,200	The Babcock & Wilcox Co. *	27,022,278	27,454,650

	Human Resource & Employment Services - 2.5%
1,078,500	Robert Half International Inc.	28,367,781	32,678,550

	Marine - 1.4%
284,724	Kirby Corp.*	16,441,330	18,731,992

	Railroads - 1.5%
271,000	Kansas City Southern*	15,974,459	19,427,990

	Trading Companies & Distributors - 3.1%
348,000	United Rentals Inc.*	14,663,681	14,925,720
379,700	WESCO International Inc.*	24,545,232	24,798,207

	Trucking - 2.9%
871,800	Hertz Global Holdings Inc.*	12,225,321	13,111,872
422,500	Landstar System Inc.	23,505,392	24,386,700
	Total Industrials	248,111,919	270,052,822

	This sector is 8.8% above your Fund’s cost.

INFORMATION TECHNOLOGY

	Application Software - 3.4%
355,500	Autodesk Inc.*	14,964,233	15,044,760
2,132,900	Cadence Design Systems Inc.*	23,726,214	25,253,536
258,505	Mentor Graphics Corp.*	3,537,444	3,841,384

	Communications Equipment - 5.4%
225,700	ADTRAN Inc.	7,821,143	7,039,583
1,263,800	Cisco Systems Inc.	23,146,800	26,729,370
534,100	Qualcomm Inc.	29,202,274	36,329,482

	Computer Hardware - 7.5%
139,484	Apple Inc.*	35,725,848	83,616,473
365,000	Diebold Inc.	11,723,958	14,059,800

	Computer Storage & Peripherals - 1.8%
182,100	Fusion-io Inc.*	4,694,628	5,173,461
667,900	Seagate Technology PLC	11,324,219	17,999,905

	Data Processing & Outsourced Services - 6.3%
108,038	FleetCor Technologies Inc.*	3,546,874	4,188,633
590,900	Jack Henry & Associates Inc.	19,434,161	20,161,508
847,200	Vantiv Inc.*	15,084,323	16,630,536
769,190	VeriFone Systems Inc.*	29,741,909	39,897,886

	Internet Software & Services - 2.6%
910,600	eBay Inc.*	29,566,696	33,592,034

	IT Consulting & Other Services - 2.3%
471,200	Accenture PLC	26,859,840	30,392,400

	Semiconductors - 2.9%
428,400	Broadcom Corp.	15,787,544	16,836,120
243,700	Mellanox Technologies Ltd*	7,641,249	10,193,971
541,500	OmniVision Technologies Inc.*	9,578,807	10,830,000
	Total Information Technology	323,108,164	417,810,842

	This sector is 29.3% above your Fund’s cost.

Brandywine Fund, Inc.
Schedule of Investments (Continued)
March 31, 2012 (Unaudited)

Shares		Cost	Value

Common Stocks - 98.3% (a) (Continued)

MATERIALS

	Diversified Chemicals - 2.0%
617,600	Cabot Corp.	$25,397,560	$26,359,168

	Precious Metals & Minerals - 1.2%
1,245,600	Stillwater Mining Co.*	14,453,380	15,744,384

	Steel - 1.3%
335,000	Carpenter Technology Corp.	13,221,446	17,497,050
	Total Materials	53,072,386	59,600,602

	This sector is 12.3% above your Fund’s cost.

	Total common stocks	1,095,412,188	1,277,973,101

Principal
Amount

Short-Term Investments - 2.4% (a)

	Commercial Paper - 2.3%
$29,900,000	Prudential Funding, LLC,
	due 04/02/12, discount of 0.10%	29,899,917	29,899,917

	Variable Rate Demand Note - 0.1%
1,269,331	American Family Financial
	Services, 0.10%	1,269,331	1,269,331
	Total short-term investments	31,169,248	31,169,248
	Total investments - 100.7%	$1,126,581,436	1,309,142,349
	Liabilities, less
	other assets - (0.7%) (a)		(9,068,637)
	TOTAL NET ASSETS - 100.0%		$1,300,073,712

(a) Percentages for the various classifications relate to net assets.
* Non-dividend paying security.

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Operations
For the Six Months Ended March 31, 2012 (Unaudited)

Income:
Dividends	$4,068,440
Interest	16,768
Total income	4,085,208

Expenses:
Management fees	6,665,936
Transfer agent fees	344,764
Printing and postage expense	97,027
Administrative and accounting services	79,200
Board of Directors fees and expenses	64,078
Custodian fees	48,938
Professional fees	38,589
Registration fees	25,971
Insurance expense	23,460
Other expenses	4,950
Total expenses	7,392,913
Net Investment Loss	(3,307,705)
Net Realized Loss on Investments	(31,303,869)
Net Increase in Unrealized Appreciation on Investments	275,404,701
Net Gain on Investments	244,100,832
Net Increase in Net Assets Resulting From Operations	$240,793,127

The accompanying notes to financial statements are an integral part of these statements.

Brandywine Fund, Inc.
Statements of Changes in Net Assets
For the Six Months Ended March 31, 2012 (Unaudited)
and for the Year Ended September 30, 2011

	2012	2011
Operations:
Net investment loss	$(3,307,705)	$(6,541,486)
Net realized (loss) gain on investments	(31,303,869)	317,490,769
Net increase (decrease) in unrealized appreciation on investments	275,404,701	(266,737,876)
Net increase in net assets resulting from operations	240,793,127	44,211,407

Fund Share Activities:
Proceeds from shares issued (1,504,123 and 7,644,065 shares, respectively)	36,047,781	196,448,187
Cost of shares redeemed (13,488,242 and 24,862,946 shares, respectively)	(313,638,136)	(659,542,217)
Net decrease in net assets derived from Fund share activities	(277,590,355)	(463,094,030)
Total Decrease	(36,797,228)	(418,882,623)

Net Assets at the Beginning of the Period	1,336,870,940	1,755,753,563
Net Assets at the End of the Period	$1,300,073,712	$1,336,870,940
  (Includes undistributed net investment income of $0 and $0, respectively)

Financial Highlights
(Selected data for each share of the Fund outstanding throughout each period)

	For the Six Months
	Ended March 31, 2012		Years Ended September 30,
	(Unaudited)		2011	2010	2009	2008	2007

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$21.38		$22.02	$21.11	$26.86	$40.98	$32.27

Income from investment operations:
Net investment loss(1)	(0.06)		(0.09)	(0.07)	(0.05)	(0.18)	(0.19)
Net realized and unrealized gains (losses)
on investments	4.40		(0.55)	0.98	(5.59)	(8.72)	9.15

Total from investment operations	4.34		(0.64)	0.91	(5.64)	(8.90)	8.96

Less distributions:
Distributions from net investment income	—		—	—	—	—	—
Distributions from net realized gains	—		—	—	(0.11)	(5.22)	(0.25)

Total from distributions	—		—	—	(0.11)	(5.22)	(0.25)

Net asset value, end of period	$25.72		$21.38	$22.02	$21.11	$26.86	$40.98

TOTAL RETURN	20.30	%(a)	(2.91%)	4.31%	(20.98%)	(25.16%)	27.90%

Ratios/Supplemental Data:
Net assets, end of period (in 000’s $)	1,300,074		1,336,871	1,755,754	2,281,681	3,421,787	4,851,268
Ratio of expenses to average net assets	1.11	%(b)	1.09%	1.11%	1.10%	1.08%	1.08%
Ratio of net investment loss
to average net assets	(0.50	%)(b)	(0.36%)	(0.33%)	(0.25%)	(0.54%)	(0.54%)
Portfolio turnover rate	121	%(a)	234%	225%	239%	210%	162%

(1)	Net investment loss per share was calculated using average shares outstanding.
(a)	Not Annualized.
(b)	Annualized.

The accompanying notes to financial statements are an integral part of these statements.

Definitions and Disclosures

Must be preceded or accompanied by a prospectus. Please refer to the prospectus for important information about the investment company, including investment objectives, risks, charges and expenses.

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Funds invest in mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities, even though publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Current and future portfolio holdings are subject to risk.

Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any securities. Securities discussed were not held by the Funds as of March 31, 2012, unless listed in the accompanying schedules of investments. Book Value is the net asset value of a company, calculated by subtracting total liabilities from total assets. Earnings growth rates quoted for the Funds refer solely to the estimated earnings growth rates of the average investment holding of the Funds based on consensus estimates from Baseline Financial Services, Inc. (Baseline) and not to the actual performance of the Funds themselves. Baseline provides analytical information and services to the investment community.

The Russell 1000, Russell 1000 Growth, Russell 3000, Russell 3000 Growth and S&P 500 Indexes are unmanaged indexes commonly used to measure the performance of U.S. stocks. You cannot invest directly in an index. As of March 31, 2012, the Russell 1000 Index’s average annual total returns for 1, 5 and 10 years were 7.86, 2.19 and 4.53 percent; the Russell 1000 Growth Index’s were 11.02, 5.10 and 4.28 percent; the Russell 3000 Index’s were 7.18, 2.18 and 4.67 percent; the Russell 3000 Growth Index’s were 10.14, 5.02 and 4.42 percent; and the S&P 500 Index’s were 8.54, 2.01 and 4.12 percent.

Brandywine Blue Fund
Statement of Assets and Liabilities
March 31, 2012 (Unaudited)

Assets:
Investments in securities, at value (cost $1,163,859,067)	$1,400,771,360
Receivable from investments sold	45,895,721
Receivable from shareholders for purchases	1,158,100
Dividends and interest receivable	307,407
Cash	126,928
Total assets	$1,448,259,516

Liabilities:
Payable for investments purchased	$59,588,389
Payable to shareholders for redemptions	2,051,291
Payable to adviser for management fees	1,167,758
Other liabilities	355,687
Total liabilities	63,163,125

Net Assets:
Capital Stock, $0.01 par value; 500,000,000 shares authorized; 51,456,691 shares outstanding	2,360,634,478
Net unrealized appreciation on investments	236,912,293
Accumulated net realized loss on investments	(1,212,450,380)
Net assets	1,385,096,391
Total liabilities and net assets	$1,448,259,516

Calculation of net asset value per share:
Net asset value, offering and redemption price per share ($1,385,096,391 ÷ 51,456,691 shares outstanding)	$26.92

The accompanying notes to financial statements are an integral part of this statement.

Brandywine Blue Fund
Schedule of Investments
March 31, 2012 (Unaudited)

Shares		Cost	Value

Common Stocks - 97.2% (a)

CONSUMER DISCRETIONARY

	Apparel, Accessories & Luxury Goods - 4.3%
267,800	Coach Inc.	$15,820,558	$20,695,584
264,250	VF Corp.	27,930,878	38,575,215

	Auto Parts & Equipment - 5.9%
549,600	BorgWarner Inc.*	33,678,431	46,353,264
1,068,300	Johnson Controls Inc.	35,820,541	34,698,384

	Automobile Manufacturers - 3.0%
3,360,500	Ford Motor Co.	40,302,263	41,972,645

	Broadcasting - 2.2%
664,700	Discovery Communications Inc.*	25,274,174	31,161,136

	Home Improvement Retail - 1.9%
828,800	Lowe’s Companies Inc.	24,304,002	26,007,744

	Home Furnishing Retail - 2.7%
570,100	Bed Bath & Beyond Inc.*	34,199,772	37,495,477

	Hotels, Resorts & Cruise Lines - 2.4%
578,100	Starwood Hotels & Resorts
	Worldwide Inc.	31,700,661	32,610,621
	Total Consumer Discretionary	269,031,280	309,570,070

	This sector is 15.1% above your Fund’s cost.

CONSUMER STAPLES

	Drug Retail - 2.5%
772,700	CVS Caremark Corp.	33,252,826	34,616,960

	Household Products - 0.5%
154,100	Church & Dwight Co. Inc.	6,587,087	7,580,179
	Total Consumer Staples	39,839,913	42,197,139

	This sector is 5.9% above your Fund’s cost.

ENERGY

	Oil & Gas Equipment & Services - 3.8%
494,000	National Oilwell Varco Inc.	38,535,001	39,258,180
872,000	Weatherford International Ltd.*	13,345,027	13,158,480

	Oil & Gas Exploration & Production - 8.8%
473,600	Anadarko Petroleum Corp.	38,816,521	37,101,824
460,300	Pioneer Natural Resources Co.	37,851,742	51,364,877
630,500	Whiting Petroleum Corp.*	30,639,898	34,236,150
	Total Energy	159,188,189	175,119,511

	This sector is 10.0% above your Fund’s cost.

FINANCIALS

	Investment Banking & Brokerage - 2.6%
1,842,500	Morgan Stanley	35,535,044	36,186,700
	Total Financials	35,535,044	36,186,700

	This sector is 1.8% above your Fund’s cost.

HEALTH CARE

	Biotechnology - 3.3%
581,800	Celgene Corp.*	30,503,909	45,101,136

	Life Sciences Tools & Services - 2.1%
666,300	Agilent Technologies Inc.*	21,918,810	29,657,013

	Managed Health Care - 2.4%
565,800	UnitedHealth Group Inc.	31,543,656	33,348,252
	Total Health Care	83,966,375	108,106,401

	This sector is 28.7% above your Fund’s cost.

INDUSTRIALS

	Construction & Engineering - 2.4%
555,000	Fluor Corp.	33,735,607	33,322,200

	Industrial Machinery - 2.4%
793,300	Ingersoll-Rand PLC	31,812,347	32,802,955

	Railroads - 2.8%
552,409	Kansas City Southern*	30,825,830	39,602,201

	Trucking - 2.6%
2,394,600	Hertz Global Holdings Inc.*	32,054,710	36,014,784
	Total Industrials	128,428,494	141,742,140

	This sector is 10.4% above your Fund’s cost.

INFORMATION TECHNOLOGY

	Application Software - 2.0%
654,300	Autodesk Inc.*	27,605,644	27,689,976

	Communications Equipment - 6.6%
1,920,200	Cisco Systems Inc.	35,402,253	40,612,230
751,200	Qualcomm Inc.	41,623,056	51,096,624

	Computer Hardware - 7.9%
181,500	Apple Inc.*	29,784,624	108,803,806

	Computer Storage & Peripherals - 5.1%
1,565,400	EMC Corp.*	34,491,479	46,774,152
871,900	Seagate Technology PLC	14,200,608	23,497,705

	Internet Software & Services - 3.9%
1,449,100	eBay Inc.*	46,537,532	53,457,299

	IT Consulting & Other Services - 5.4%
715,000	Accenture PLC	40,894,606	46,117,500
140,160	International Business
	Machines Corp.	29,273,874	29,244,384

	Semiconductors - 4.3%
667,300	Broadcom Corp.	24,523,025	26,224,890
2,183,700	NVIDIA Corp.*	32,855,285	33,607,143

	Systems Software - 2.7%
583,900	Check Point Software
	Technologies Ltd.*	26,623,920	37,276,176
	Total Information Technology	383,815,906	524,401,885

	This sector is 36.6% above your Fund’s cost.

Brandywine Blue Fund
Schedule of Investments (Continued)
March 31, 2012 (Unaudited)

Shares		Cost	Value

Common Stocks - 97.2% (a) (Continued)

MATERIALS

	Fertilizers & Agricultural Chemicals - 0.7%
167,900	The Mosaic Co.	$9,889,542	$9,283,190
	Total Materials	9,889,542	9,283,190

	This sector is 6.1% below your Fund’s cost.

	Total common stocks	1,109,694,743	1,346,607,036

Principal
Amount

Short-Term Investments - 3.9% (a)

	Commercial Paper - 3.7%
$52,000,000	Prudential Funding, LLC,
	due 04/02/12, discount of 0.10%	51,999,856	51,999,856

	Variable Rate Demand Note - 0.2%
2,164,468	American Family Financial
	Services, 0.10%	2,164,468	2,164,468
	Total short-term investments	54,164,324	54,164,324

	Total investments - 101.1%	$1,163,859,067	1,400,771,360
	Liabilities, less
	other assets - (1.1%) (a)		(15,674,969)
	TOTAL NET ASSETS - 100.0%		$1,385,096,391

(a) Percentages for the various classifications relate to net assets.
* Non-dividend paying security.

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Operations
For the Six Months Ended March 31, 2012 (Unaudited)

Income:
Dividends	$3,840,930
Interest	35,721
Total income	3,876,651

Expenses:
Management fees	7,011,875
Transfer agent fees	796,428
Printing and postage expense	457,054
Administrative and accounting services	72,156
Board of Directors fees and expenses	63,852
Registration fees	45,445
Custodian fees	43,364
Professional fees	38,825
Insurance expense	25,680
Other expenses	4,357
Total expenses	8,559,036

Net Investment Loss	(4,682,385)
Net Realized Gain on Investments	96,225,278
Net Increase in Unrealized Appreciation on Investments	231,724,825
Net Gain on Investments	327,950,103
Net Increase in Net Assets Resulting From Operations	$323,267,718

The accompanying notes to financial statements are an integral part of this statement.

Brandywine Blue Fund
Statements of Changes in Net Assets
For the Six Months Ended March 31, 2012 (Unaudited)
and for the Year Ended September 30, 2011

	2012	2011
Operations:
Net investment loss	$(4,682,385)	$(8,129,716)
Net realized gain on investments	96,225,278	216,689,924
Net increase (decrease) in unrealized appreciation on investments	231,724,825	(171,710,740)
Net increase in net assets resulting from operations	323,267,718	36,849,468

Fund Share Activities:
Proceeds from shares issued (2,977,249 and 15,420,697 shares, respectively)	72,674,261	387,493,439
Cost of shares redeemed (20,708,251 and 40,706,584 shares, respectively)	(498,362,869)	(994,416,731)
Net decrease in net assets derived from Fund share activities	(425,688,608)	(606,923,292)
Total Decrease	(102,420,890)	(570,073,824)

Net Assets at the Beginning of the Period	1,487,517,281	2,057,591,105
Net Assets at the End of the Period	$1,385,096,391	$1,487,517,281
(Includes undistributed net investment income of $0 and $0, respectively)

Financial Highlights
(Selected data for each share of the Fund outstanding throughout each period)

	For the Six Months
	Ended March 31, 2012		Years Ended September 30,
	(Unaudited)		2011	2010	2009	2008	2007

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$21.50		$21.78	$20.67	$23.86	$38.18	$31.15

Income from investment operations:
Net investment (loss) income(1)	(0.08)		(0.10)	(0.06)	0.04	(0.07)	(0.02)
Net realized and unrealized gains (losses)
on investments	5.50		(0.18)	1.24	(3.23)	(10.38)	8.15

Total from investment operations	5.42		(0.28)	1.18	(3.19)	(10.45)	8.13

Less distributions:
Distributions from net investment income	—		—	(0.07)	—	—	—
Distributions from net realized gains	—		—	—	—	(3.87)	(1.10)

Total from distributions	—		—	(0.07)	—	(3.87)	(1.10)

Net asset value, end of period	$26.92		$21.50	$21.78	$20.67	$23.86	$38.18

TOTAL RETURN	25.21	%(a)	(1.29%)	5.71%	(13.37%)	(30.70%)	26.82%

Ratios/Supplemental Data:
Net assets, end of period (in 000’s $)	1,385,096		1,487,517	2,057,591	2,461,907	3,323,668	3,304,281
Ratio of expenses to average net assets	1.22	%(b)	1.18%	1.17%	1.16%	1.13%	1.12%
Ratio of net investment (loss) income
to average net assets	(0.67	%)(b)	(0.38%)	(0.27%)	0.21%	(0.23%)	(0.06%)
Portfolio turnover rate	114	%(a)	250%	212%	261%	267%	184%

(1)	Net investment (loss) income per share was calculated using average shares outstanding.
(a)	Not Annualized.
(b)	Annualized.

The accompanying notes to financial statements are an integral part of these statements.

The Brandywine Funds
Notes to Financial Statements
March 31, 2012 (Unaudited)

(1)	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies of Brandywine Fund, Inc. (the “Brandywine Fund”) and Brandywine Blue Fund (the “Blue Fund,” one of two Funds in a series of the Brandywine Blue Fund, Inc.) (collectively the “Funds”). Each Fund is registered as a diversified open-end management company under the Investment Company Act of 1940 (the “Act”), as amended. The assets and liabilities of each Fund are segregated and a shareholder’s interest is limited to the Fund in which the shareholder owns shares. The Brandywine Fund was incorporated under the laws of Maryland on October 9, 1985. The Blue Fund was incorporated under the laws of Maryland on November 13, 1990. The investment objective of each Fund is to produce long-term capital appreciation principally through investing in common stocks.

(a)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the estimated fair value. Market quotations may not be available, for example, if trading in particular securities has halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. As of March 31, 2012, there were no securities that were internally fair valued. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value. For financial reporting purposes, investment transactions are recorded on the trade date; however, for purposes of executing shareholder transactions, the Funds record changes in holdings of portfolio securities no later than the first business day after the trade date in accordance with Rule 2a-4 of the Act. Accordingly, certain differences between net asset value for financial reporting and for executing shareholder transactions may arise.

The Funds adopted the provisions of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), effective October 1, 2008. Under ASC 820, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Funds use various valuation approaches. ASC 820 establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by generally requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 –	Valuations based on unadjusted quoted prices in active markets for identical assets.

Level 2 –	Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 –	Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table summarizes the Funds’ investments as of March 31, 2012, based on the inputs used to value them:

	Brandywine Fund	Blue Fund
Valuation Inputs	Investments in Securities	Investments in Securities
Level 1 – Common Stocks	$1,277,973,101	$1,346,607,036

Level 2 – Short-Term Commercial Paper	29,899,917	51,999,856
Variable Rate Demand Notes	1,269,331	2,164,468
Total Level 2	31,169,248	54,164,324

Level 3 –	—	—
Total	$1,309,142,349	$1,400,771,360

The Brandywine Funds
Notes to Financial Statements (Continued)
March 31, 2012 (Unaudited)

(1)	Summary of Significant Accounting Policies (Continued)

It is the Funds’ policy to recognize transfers between levels at the end of the quarterly reporting period. There were no transfers between levels during the period ended March 31, 2012.

See the Schedules of Investments for the investments detailed by industry classification.

On May 12, 2011, the FASB issued Accounting Standards Update No. 2011-04 (“ASU No. 2011-04”) modifying ACS 820. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to: i) disclose the amounts of any transfers between Level 1 and Level 2 and the reasons for the transfers; ii) disclose for Level 3 fair value measurements: a) quantitative information about significant unobservable inputs used; b) a description of the valuationprocesses used bythereportingentityand; c)a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. ASU No. 2011-04 has been adopted by the Funds and there has been no material impact to the disclosures.

	(b)	Net realized gains and losses on sales of securities are computed on the identified cost basis.

	(c)	Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

(d)
The Funds have investments in short-term variable rate demand notes, which are unsecured instruments. The Funds may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Funds’ policy is to monitor the creditworthiness of the issuer and nonperformance by these counterparties is not anticipated.

(e)
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(f)
No provision has been made for Federal income taxes since the Funds have elected to be taxed as “regulated investment companies” and intend to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(g)
The Funds have reviewed all open tax years and major jurisdictions, which include Federal and the state of Maryland, and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for exam by taxing authorities and, as of March 31, 2012, open Federal tax years include the tax years ended September 30, 2008 through 2011. The Funds have no examinations in progress and are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h)
GAAP requires that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts. For the year ended September 30, 2011 the reclassifications were as follows:

	Undistributed	Accumulated
	Net Investment	Net Realized
	Income	Loss	Paid In Capital
Brandywine Fund	$6,541,486	$(69)	$(6,541,417)
Blue Fund	8,129,716	(506)	(8,129,210)

(2)	Investment Adviser and Management Agreements and Transactions With Related Parties

Each Fund has a management agreement with Friess Associates, LLC (the “Adviser”), with whom certain Officers and a Director of the Funds are affiliated, to serve as investment adviser and manager. Under the terms of the agreements, each Fund will pay the Adviser a monthly management fee at the annual rate of one percent (1%) on the daily net assets of such Fund.

The Adviser entered into sub-advisory agreements with its affiliate, Friess Associates of Delaware, LLC (the “Sub-Adviser”), to assist it in the day-to-day management of each of the Funds. The Adviser and, if so delegated, the Sub-Adviser supervise the investment portfolios of the Funds, directing the purchase and sale of investment securities in the day-to-day management of the Funds. The Adviser pays the Sub-Adviser a fee equal to 110% of the monthly expenses the Sub-Adviser incurs in performing its services as Sub-Adviser. This relationship does not increase the annual management fee the Funds pay to the Adviser.

The Brandywine Funds
Notes to Financial Statements (Continued)
March 31, 2012 (Unaudited)

(2)	Investment Adviser and Management Agreements and Transactions With Related Parties (Continued)

The Adviser has voluntarily agreed to reimburse each Fund for expenses over 2% of the daily net assets of the Fund. No such reimbursements were required for the six months ended March 31, 2012.

Each of the Funds currently pay the five independent directors annual fees of $23,300 each. The lead independent director and chairman of the audit committee are paid an additional $8,000 and $5,000 annually, respectively, divided proportionately among all the Funds. All of the corresponding fees the directors receive are paid quarterly to the directors and then invested on the payment date in shares of the Funds at the net asset value of the Funds on the payment date. The Funds also reimburse directors for travel costs incurred in order to attend meetings of the Board of Directors. For the six months ended March 31, 2012, the Funds expensed the following directors fees and costs:

	Brandywine	Blue
	Fund	Fund
Directors Fees and Travel Costs Paid during the Period	$64,078	$63,852

Under the Funds’ organizational documents, each Director, officer, employee or other agent of the Fund (including the Funds’ investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

At March 31, 2012, one financial intermediary is the record owner of approximately 31% of the Blue Fund’s shares.

(3)	Credit Agreements

U.S. Bank, N.A. has made available to each Fund a $50,000,000 unsecured credit facility pursuant to Credit Agreements effective October 28, 2011, for the purpose of having cash available to cover incoming redemptions. Principal and interest of such loan under the Credit Agreements are due not more than 20 days after the date of the loan. Amounts under the credit facilities bear interest at a rate per annum equal to the current prime rate minus one percent on the amount borrowed. During the six months ended March 31, 2012, neither Fund borrowed against their Credit Agreement. The Credit Agreements are renewable annually on October 24.

(4)	Distributions to Shareholders

Net investment income and net realized gains, if any, are distributed to shareholders at least annually.

(5)	Investment Transactions

For the six months ended March 31, 2012, purchases and proceeds of sales of investment securities (excluding short-term investments) for the Funds were as follows:

		Sale
	Purchases	Proceeds
Brandywine Fund	$1,593,565,543	$1,854,159,439
Blue Fund	1,507,313,863	1,921,917,796

(6)	Income Tax Information

The following information for the Funds is presented on an income tax basis as of September 30, 2011:

		Gross	Gross	Net Unrealized	Distributable	Distributable
	Cost of	Unrealized	Unrealized	Depreciation	Ordinary	Long-Term
	Investments	Appreciation	Depreciation	on Investments	Income	Capital Gains
Brandywine Fund	$1,429,423,058	$48,741,257	$(146,728,301)	$(97,987,044)	$ —	$ —
Blue Fund	1,544,405,817	112,038,542	(117,098,725)	(5,060,183)	—	—

The difference, if any, between the cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The Brandywine Funds
Notes to Financial Statements (Continued)
March 31, 2012 (Unaudited)

(6)	Income Tax Information (Continued)

The tax components of dividends paid during the years ended September 30, 2011 and 2010, capital loss carryovers, which may be used to offset future capital gains, subject to Internal Revenue Code limitations (expiring in 2017 and 2018), as of September 30, 2011, and tax basis post-October losses as of September 30, 2011, which are not recognized for tax purposes until the first day of the following fiscal year are:

	September 30, 2011				September 30, 2010
	Ordinary	Long-Term	Net Capital		Ordinary	Long-Term
	Income	Capital Gains	Loss	Post-October	Income	Capital Gains
	Distributions	Distributions	Carryovers	Losses	Distributions	Distributions
Brandywine Fund	$—	$—	$871,516,398	$—	$—	$—
Blue Fund	—	—	1,298,428,007	—	7,553,091	—

Since there were no ordinary distributions paid for the Funds’ for the year ended September 30, 2011, there were no distributions designated as qualifying for the dividends received deduction for corporate shareholders nor as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003 (unaudited).

Cost Discussion

Mutual fund shareholders incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other fund expenses. Brandywine and Brandywine Blue do not have 12b-1 distribution fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Brandywine Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Funds. To determine your total costs of investing in the Funds, you would need to add any applicable wire or IRA processing fees you’ve incurred during the period to the costs provided in the example below.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2011 through March 31, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. While the Brandywine Funds currently do not assess sales charges, redemption or exchange fees, other funds do, and those costs will not be reflected in their expense example tables.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period*
	10/01/11	3/31/12	10/01/11-3/31/12
Brandywine Actual	$1,000.00	$1,203.00	$6.11
Hypothetical (5% return before expenses)	$1,000.00	$1,019.40	$5.60
Brandywine Blue Actual	$1,000.00	$1,252.10	$6.87
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.16

*
Expenses are equal to the Funds’ annualized expense ratios of 1.11% and 1.22%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period between October 1, 2011 and March 31, 2012).

Brandywine Funds Advisory Agreements

On December 5, 2011, the Board of Directors (“Directors”) of the Funds approved the continuation of the advisory agreements with Friess Associates, LLC (“Friess”). Prior to approving the continuation of the advisory agreements, the Directors considered:

•	the nature, extent and quality of the services provided by Friess

•	the investment performance of the Funds

•	the costs of the services to be provided and profits to be realized by Friess from its relationship with the Funds

•	the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale

•	the expense ratios of the Funds

•	other revenue to Friess and its affiliates from their relationship with the Funds

•	the manner in which portfolio transactions for the Funds are conducted, including the use of soft dollars

In considering the nature, extent and quality of the services provided by Friess, the Directors reviewed a report describing the portfolio management, shareholder communication and servicing, and regulatory compliance services provided by Friess to the Funds. The Directors concluded that Friess was providing essential services to the Funds. In particular, the Directors concluded that Friess was preparing reports to shareholders in addition to those required by law and continued to generate increased written communications, at Friess’ expense, to support shareholders.

The Directors compared the performance of the Funds to benchmark indexes over various periods of time and concluded that the performance of the Funds warranted the continuation of the advisory agreements.

In concluding that the advisory fees payable by the Funds were reasonable, the Directors reviewed a report of the costs of services provided, and the profits realized by Friess from its relationship with the Funds and concluded that such profits were reasonable and not excessive. The Directors also reviewed reports comparing the expense ratios and advisory fees paid by the Funds to those paid by other comparable mutual funds and concluded that the advisory fees paid by the Funds were higher than the average advisory fees paid by comparable mutual funds, but the expense ratios of the Funds were lower than the average expense ratios of comparable mutual funds. The Directors also considered the Funds’ portfolio turnover rate and that all clients of Friess pay the same 1% advisory fee. They noted that this fee would not be adjusted if economies of scale were realized during the current contract period as the Funds grew, but did not consider that factor to be significant in light of the other factors considered, particularly the fact that the profits were reasonable and not excessive. The Directors noted that having the same fee for all clients eliminated conflicts of interest that would be present if Friess charged different fees to different clients.

Finally, the Directors reviewed reports discussing the manner in which portfolio transactions for the Funds were conducted, including the use of soft dollars. Based on these reports, the Directors concluded that the research obtained by Friess was beneficial to the Funds and that Friess was executing the Funds’ portfolio transactions in a manner designed to obtain best execution for the Funds.

Additional Director Information, Proxy Voting Policy and Quarterly Portfolio Schedules

For additional information about the Directors and Officers or for a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, please call (800) 656-3017 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov or the Funds’ website at http://www.brandywinefunds.com. Information on how the Funds voted proxies relating to portfolio securities is available on the Funds’ website or the website of the Commission no later than August 31 for the prior twelve months ending June 30. The Funds file their complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board of Directors

William F. D’Alonzo	C. Quentin S. Jackson	Stuart A. McFarland
CEO and CIO	Former President and CEO	Managing Partner
Friess Associates	Nuclear Electric Insurance Limited	Federal City Capital Advisors, LLC

Thomas D. Wren	Stephen M. Wynne	James W. Zug
Former Senior Advisor	Former CEO	Former Senior Partner
Promontory Financial Group, LLC	BNY Mellon, U.S. Funds Services	PricewaterhouseCoopers LLP

The Brandywine Funds P.O. Box 4166 Greenville, DE 19807 (800) 656-3017 www.brandywinefunds.com bfunds@friess.com

Foster S. Friess
Founder

Investment Adviser: Friess Associates, LLC	Administrator, Accountant & Transfer Agent: U.S. Bancorp Fund Services, LLC
Investment Sub-Adviser: Friess Associates of Delaware, LLC	Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
Custodian: U.S. Bank, N.A.	Distributor: Quasar Distributors, LLC
Legal Counsel: Foley & Lardner LLP

Officers: William D’Alonzo, Chairman and President;

Joseph Fields, Vice President; Scott Gates, Vice President;

Gordon Kaiser, Vice President and Treasurer; David Marky, Chief Compliance Officer and Vice President; Colleen Rowley, Secretary

Report Editor: Chris Aregood     Report Staff: David Marky, Adam Rieger
4/12

Managed by Friess Associates, LLC	Semi-Annual Report	March 31, 2012

Dear Fellow Shareholders:

Ebbing angst regarding Europe and rising confidence in the U.S. economy set an overtly positive tone for stocks in the March quarter. Brandywine Advisors Midcap Growth Fund grew 12.78 percent in the quarter as the S&P 500, Russell Midcap and Russell Midcap Growth Indexes gained 12.59, 12.94 and 14.52 percent.

Valuations at the start of the period reflected the outsized influence of macro concerns leading into the quarter. The weight of those concerns lifted as Greece secured new bailout financing and the U.S. economy produced a series of positive data points in areas such as employment, retail sales and manufacturing.

Earnings remained healthy, though there was a fair share of adjustment as company managements and equity analysts factored slower economic growth into their 2012 earnings forecasts. Positive earnings surprises were reported with less-than-average frequency during the three months through March, according to a study by Bank of America Merrill Lynch.

With a strong economically sensitive component to most technology businesses, the technology sector may enjoy a certain measure of improved earnings visibility given more predictable, albeit slower, nature of the economic backdrop expected this year. Moreover, on the product side, our research leads us to believe that current inventory levels are so well attuned to current end-market trends that upticks in demand can spur earnings-boosting price increases.

Technology holdings contributed the most to March-quarter returns. They also provided the biggest boost in terms of performance versus benchmarks.

Seagate Technology was a standout performer. Industry consolidation and last year’s floods in Thailand have changed the competitive landscape and supply dynamics in the hard disk drive business. Benefiting from the acquisition of Samsung’s hard-drive business and less harmed by the flooding than its main competitor, Seagate seized a unique opportunity to capture significant market share. The company quadrupled year-over-year earnings in the December quarter, topping the consensus estimate by 22 percent amid supply strains that kept upward pressure on prices.

Other top performers included VeriFone and Check Point Software Technologies, holdings that beat estimates in their most recently reported quarters with 35 and 15 percent earnings growth, respectively.

Consumer discretionary holdings also made a notable contribution to performance. Investors applauded Dick’s Sporting Goods after disciplined expense control and nimble inventory management enabled the company to overcome slow sales of cold weather gear during the mild winter months. Dick’s grew December-quarter earnings 16 percent. Polaris Industries and Tractor Supply Co. also rose in the wake of expectation-beating earnings growth of 16 and 43 percent, respectively, in the December quarter.

While they were positive influences on absolute results, holdings from the health care and industrial sectors detracted the most from relative performance.

Cumulative Total Return	Brandywine Advisors % Change
Quarter	12.78
One Year	-11.06
Five Years	-15.70
Ten Years	30.00
Inception – 10/31/00	7.30

Annualized Total Return
Five Years	-3.36
Ten Years	2.66
Inception – 10/31/00	0.62
*Expense Ratio – 1.25% as stated in the Prospectus dated January 31, 2012

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.brandywinefunds.com.

Due to a lack of earnings strength in the sector, Brandywine Advisors maintained limited exposure to health care, which turned out to be one of the market’s better performing areas amid the U.S. Supreme Court’s review of the health care reform law. Conversely, the Fund’s commitment to industrial holdings was larger than the sector within benchmarks at a time when the industrial sector underperformed benchmark returns.

For more information on holdings that influenced March-quarter performance, please see Roses & Thorns on page 4.

In the waning days of March, a research report from a major bank stated that the most recent earnings season was the worst in terms of positive earnings surprises for the companies of the S&P 500 Index since the dreaded fourth quarter of 2008.

A day later, a top story on a widely followed business publication’s website argued that investors would be wise to worry about the number of negative first-quarter preannouncements among the index’s components. The article pointed out that the ratio of negative-to-positive forecast adjustments was higher than at any time since the infamous first quarter of 2009.

There seems sparse reason to draw parallels between today and such a horrid six-month stretch other than to suggest something ominous, but in our view the observations amount to little more than interesting statistical nuggets. The similarities appear to stop there. We see promise in the rest of 2012 for reasons that include the way investors reacted as companies sought to realign expectations with their individual realities.

Stocks of companies with strong earnings that exceeded consensus earnings expectations tended to outperform, while shares of companies that fell short generally underperformed. Given that our approach assumes a logical relationship between earnings performance and stock prices, we were encouraged to see the year get underway with one of the most company-specific environments we’ve seen since stocks began their rise from the depths of early 2009.

To be sure, profit growth is expected to slow in 2012, particularly in the first half when year-ago comparisons are tough. But that’s not to say that companies experiencing solid growth are endangered. Based on consensus estimates, the average Brandywine Advisors company is expected to grow earnings 21.5 percent this year, which is more than twice as fast as the typical S&P 500 Index company.

A stark difference in economic climate separates the current period of expectation adjustment from the one that took place amid the credit crisis. As 2008 became 2009, companies and investors scrambled under extreme duress during what turned out to be the two most pronounced quarters of economic contraction in the Great Recession. While admittedly less than perfect, today’s environment seems a bit more conducive to reasoned decision-making.

A slow-growth backdrop won’t lift all boats, but the ones that rise will likely stand out against it. Substantial growth should emerge as a relatively scarce resource. As earnings growth becomes more exceptional, it allows for greater differentiation among companies and more favorable conditions for stock pickers.

We think the timing helps in this regard as well. Macro threats and economic hiccups depleted the investment community’s confidence in earnings at various times in recent years to the point where companies that reported solid earnings in the present languished because it was hard to believe they could repeat it in the future.

The recovery has been uneven and at times weak, but it looks like investors are getting accustomed to its presence here in the final months of its third year. To us, it appears that the recovery’s duration has restored some level of trust in earnings.

We were encouraged to see a stronger relationship between earnings performance and stock prices develop in the March quarter. While Europe’s sovereign debt situation, upcoming elections, Iran and other macro matters are likely to influence stocks at various times, we think the combination of strong corporate balance sheets and a slow-but-steady economic backdrop put individual companies in a position to win the majority of the market’s attention.

We also believe companies that post strong growth and exceed expectations will continue to stand out. Given the earnings strength we have isolated on the individual-company level, we think that should bode well for Brandywine Advisors.

At the end of March, we wished a fond farewell to Lynda Campbell, who was Vice President, Secretary and Treasurer of the Brandywine Funds. Lynda joined Friess Associates only weeks prior to Brandywine Fund’s launch at the end of 1985. We thank Lynda for more than 26 years of contributions and wish her a happy and healthy retirement.

We’re grateful for your continued confidence.

Bill D’Alonzo
Brandywine Funds President	April 13, 2012

2

Brandywine Advisors Midcap Growth Fund
Portfolio Characteristics as of March 31, 2012

% Change in Top Ten Holdings From Book Cost

1.	VeriFone Systems Inc.	+28.7%	6.	Dick’s Sporting Goods Inc.	+41.7%
2.	Pioneer Natural Resources Co.	+31.8%	7.	The Babcock & Wilcox Co.	+1.9%
3.	Hertz Global Holdings Inc.	+24.4%	8.	Kansas City Southern	+23.4%
4.	Wabtec Corp.	+21.7%	9.	Robert Half International Inc.	+14.5%
5.	BorgWarner Inc.	+31.9%	10.	Check Point Software Technologies Ltd.	+39.7%

Estimated Earnings Growth Rate of the Fund’s Investments		The Portfolio’s Market Capitalization

The Fund’s	S&P 500’s
Companies	Companies
21.5%	9.0%

Forecasted Increase in Earnings Per Share 2012 vs 2011

Source: Consensus estimates from Baseline Financial Services, Inc.

This is not a forecast of the Fund’s future performance. Earnings growth for a Fund holding does not guarantee a corresponding increase in the market value of the holding or the Fund. As of March 31, 2012, the S&P 500 Index’s average annual total returns for 1, 5 and 10 years were 8.54, 2.01 and 4.12 percent.

Top Ten Industry Groups

3

Brandywine Advisors Midcap Growth Fund
March Quarter “Roses and Thorns”

$ Gain
Biggest $ Winners	(in thousands)	% Gain	Reason for Move

Seagate Technology PLC	$2,253.7	55.9	The maker of hard disk drives quadrupled earnings during the December quarter to $1.32 per share, beating estimates by 22 percent. Unlike factories owned by competitors, Seagate’s plants weren’t hit directly by last year’s floods in Thailand, helping the company recover quickly. Shares gained ground after management raised sales and profit forecasts for 2012, as drive shortages provided pricing power.
VeriFone Systems Inc.	$1,839.5	45.4
The provider of electronic point-of-sale payment terminals grew January-quarter earnings 35 percent, beating estimates by 12 percent. With dominant market-share and leadingedge technology, VeriFone is well position to benefit from a global migration toward electronic and wireless payments. The company’s future growth prospects are tied to terminal upgrades associated with EMV technology, which replaces magnetic strips on the backs of credit and debit cards with embedded microchips.

Hertz Global Holdings Inc.	$1,208.6	28.0
The operator of car and equipment rental centers grew December-quarter earnings 140 percent, beating estimates by 14 percent. Strong demand and tight supply conditions in the U.S. rental car market helped offset challenging conditions in Europe while aggressive efforts to control costs and streamline operations boosted profitability. The company also experienced market share gains in its construction-related rental equipment division.

BorgWarner Inc.	$1,161.1	32.1
The supplier of technologies for engines and transmissions that improve fuel economy and performance while reducing emissions grew December-quarter earnings 34 percent, beating the consensus estimate. More of the company’s technologies have been incorporated into a greater number of vehicles amid rebounding auto production and increasing fuel economy and emissions regulations worldwide. Efforts to control costs throughout the industry slump pushed operating profit margins to record highs.

Pioneer Natural Resources Co.	$1,118.7	24.8
The oil and gas exploration and development company grew December-quarter earnings 129 percent, beating estimates by 14 percent. Revenue grew 44 percent. Shares gained ground as production growth guidance moved higher for the company’s acreage positions in high-margin, oil-levered properties in the Texas Permian Basin and Eagle Ford Shale. Pioneer’s recent acquisition of Carmeuse Industrial Sand, which mines sand used in oilwell fracking applications, is expected to provide considerable cost advantages.

$ Loss
Biggest $ Losers	(in thousands)	% Loss	Reason for Move

Allscripts Healthcare Solutions Inc.	$666.3	16.7
The developer of financial and clinical software for physician practices and hospitals grew December-quarter earnings 25 percent. Shares fell following conservative forward guidance that included lower-than-expected bookings growth. While Allscripts experienced growth across its business segments, investors grew concerned that the company might be losing share to competitors that provided more optimistic outlooks.

Electronic Arts Inc.	$384.0	11.4
The video game developer grew December-quarter earnings 68 percent, beating estimates.  Despite a strong reception to the company’s new online game Star Wars: The Old Republic, shares fell as spending on video games in general didn’t keep pace with levels achieved last holiday season. We sold Electronic Arts during the quarter on concerns that forward expectations would prove difficult to meet given the pullback in spending.

Rowan Companies Inc.	$371.2	13.2
The provider of offshore contract drilling services topped revenue forecasts in the December quarter as international demand strengthened and lease rates improved for its high-specification jack-up rigs. Shares fell following Rowan’s announcement that it would redomicile in the U.K., creating the possibility that it would no longer trade on U.S. exchanges.

Patterson-UTI Energy Inc.	$248.9	7.2
The provider of onshore contract drilling and pressure pumping services to oil and natural gas producers in North America grew December-quarter earnings 65 percent. Shares fell as lower natural gas prices in the U.S. led to softening demand for the company’s pressure pumping assets and created uncertainty regarding land drilling activity going forward. We sold Patterson-UTI early in the quarter to fund an idea with better near-term earnings visibility.

McDermott International Inc.	$222.7	8.1
The engineering and construction company serving the offshore oil and gas industry gave up ground as oil prices pulled back from highs reached early in the year. Our research shows McDermott’s construction segment remains well positioned to capitalize on new business opportunities amid elevated global offshore capital spending. McDermott announced it was awarded a $2 billion contract from oil and natural gas producer INPEX during the quarter, representing the largest subsea contract in the company’s history.

All gains/losses are calculated on an average cost basis

4

Brandywine Advisors Midcap Growth Fund
Statement of Assets and Liabilities
March 31, 2012 (Unaudited)
Assets:
Investments in securities, at value (cost $121,980,364)	$135,988,155
Receivable from investments sold	3,207,022
Cash	11,440
Dividends and interest receivable	8,682
Receivable from shareholders for purchases	1,013
Total assets	$139,216,312

Liabilities:
Payable for investments purchased	$4,072,188
Payable to adviser for management fees	114,658
Other liabilities	45,472
Total liabilities	4,232,318

Net Assets:
Capital Stock, $0.01 par value; 500,000,000 shares authorized; 16,616,094 shares outstanding	168,701,106
Net unrealized appreciation on investments	14,007,791
Accumulated net realized loss on investments	(47,724,903)
Net assets	134,983,994
Total liabilities and net assets	$139,216,312

Calculation of net asset value per share:
Net asset value, offering and redemption price per share ($134,983,994 ÷ 16,616,094 shares outstanding)	$8.12

The accompanying notes to financial statements are an integral part of this statement.

Schedule of Investments
March 31, 2012 (Unaudited)

Shares		Cost	Value

Common Stocks - 98.0% (a)

CONSUMER DISCRETIONARY

	Apparel Retail - 0.8%
69,100	Chico’s FAS Inc.	$1,063,590	$1,043,410

	Apparel, Accessories & Luxury Goods - 1.0%
9,400	VF Corp.	994,129	1,372,212

	Auto Parts & Equipment - 4.5%
63,463	Allison Transmission Holdings Inc.*	1,503,237	1,515,496
54,500	BorgWarner Inc.*	3,485,398	4,596,530

	Consumer Electronics - 1.0%
28,400	Harman International
	Industries Inc.	1,327,166	1,329,404

	General Merchandise Stores - 2.4%
76,800	Big Lots Inc.*	3,433,867	3,303,936

	Hotels, Resorts & Cruise Lines - 2.1%
51,200	Starwood Hotels & Resorts
	Worldwide Inc.	2,798,137	2,888,192

	Specialty Stores - 5.4%
87,300	Dick’s Sporting Goods Inc.	2,961,536	4,197,384
85,100	GNC Holdings Inc.	2,095,420	2,969,139
	Total Consumer Discretionary	19,662,480	23,215,703

	This sector is 18.1% above your Fund’s cost.

CONSUMER STAPLES

	Household Products - 2.7%
74,800	Church & Dwight Co. Inc.	3,056,064	3,679,412
	Total Consumer Staples	3,056,064	3,679,412

	This sector is 20.4% above your Fund’s cost.

ENERGY

	Oil & Gas Drilling - 0.7%
27,300	Rowan Companies Inc.*	987,107	898,989

	Oil & Gas Equipment & Services - 6.8%
30,900	Key Energy Services Inc.*	541,192	477,405
30,700	Lufkin Industries Inc.	2,602,095	2,475,955
196,656	McDermott International Inc.*	2,741,902	2,519,163
33,800	Oil States International Inc.*	2,451,279	2,638,428
72,300	Weatherford International Ltd.*	1,095,758	1,091,007

	Oil & Gas Exploration & Production - 6.7%
48,500	Pioneer Natural Resources Co.	4,105,461	5,412,115
67,800	Whiting Petroleum Corp.*	3,041,102	3,681,540
	Total Energy	17,565,896	19,194,602

	This sector is 9.3% above your Fund’s cost.

5

Brandywine Advisors Midcap Growth Fund
Schedule of Investments (Continued)
March 31, 2012 (Unaudited)

Shares or Principal Amount		Cost	Value

Common Stocks - 98.0% (a) (Continued)

FINANCIALS

	Residential REITs - 0.4%
8,900	Camden Property Trust	$581,091	$585,175
	Total Financials	581,091	585,175

	This sector is 0.7% above your Fund’s cost.

HEALTH CARE

	Health Care Technology - 2.4%
200,473	Allscripts Healthcare
	Solutions Inc.*	3,994,185	3,327,852

	Life Sciences Tools & Services - 2.2%
65,500	Agilent Technologies Inc.*	2,175,669	2,915,405
	Total Health Care	6,169,854	6,243,257

	This sector is 1.2% above your Fund’s cost.

INDUSTRIALS

	Construction & Engineering - 2.3%
52,000	Fluor Corp.	3,141,193	3,122,080

	Construction & Farm Machinery & Heavy Trucks - 3.6%
65,400	Wabtec Corp.	4,049,643	4,929,198

	Diversified Support Services - 2.8%
97,593	Cintas Corp.	3,683,043	3,817,838

	Heavy Electrical Equipment - 3.0%
155,200	The Babcock & Wilcox Co. *	3,921,292	3,996,400

	Human Resource & Employment Services - 2.9%
127,100	Robert Half International Inc.	3,363,131	3,851,130

	Industrial Machinery - 2.2%
71,500	Ingersoll-Rand PLC	2,883,014	2,956,525

	Marine - 2.0%
40,300	Kirby Corp.*	2,240,254	2,651,337

	Railroads - 2.9%
54,000	Kansas City Southern*	3,137,592	3,871,260

	Trading Companies & Distributors - 3.6%
36,000	United Rentals Inc.*	1,516,071	1,544,040
50,500	WESCO International Inc.*	3,304,355	3,298,155

	Trucking - 6.4%
355,300	Hertz Global Holdings Inc.*	4,294,852	5,343,713
57,100	Landstar System Inc.	3,181,535	3,295,812
	Total Industrials	38,715,975	42,677,488

	This sector is 10.2% above your Fund’s cost.

INFORMATION TECHNOLOGY

	Application Software - 3.7%
36,700	Autodesk Inc.*	1,544,816	1,553,144
290,200	Cadence Design Systems Inc.*	3,282,749	3,435,968

	Computer Hardware - 1.6%
54,700	Diebold Inc.	2,106,236	2,107,044

	Computer Storage & Peripherals - 2.7%
51,200	Fusion-io Inc.*	1,475,578	1,454,592
82,900	Seagate Technology PLC	1,345,651	2,234,155

	Data Processing & Outsourced Services - 9.7%
63,200	FleetCor Technologies Inc.*	2,149,563	2,450,264
90,800	Jack Henry & Associates Inc.	2,997,875	3,098,096
87,300	Vantiv Inc.*	1,554,302	1,713,699
109,900	VeriFone Systems Inc.*	4,429,245	5,700,513

	Semiconductors - 2.4%
212,900	NVIDIA Corp.*	3,206,282	3,276,531

	Systems Software - 2.8%
60,300	Check Point Software
	Technologies Ltd.*	2,755,135	3,849,552
	Total Information Technology	26,847,432	30,873,558

	This sector is 15.0% above your Fund’s cost.

MATERIALS

	Diversified Chemicals - 2.6%
82,700	Cabot Corp.	3,423,328	3,529,636

	Steel - 1.7%
44,000	Carpenter Technology Corp.	2,267,040	2,298,120
	Total Materials	5,690,368	5,827,756

	This sector is 2.4% above your Fund’s cost.

	Total common stocks	118,289,160	132,296,951

Short-Term Investment - 2.7%(a)

	Variable Rate Demand Note - 2.7%
$3,691,204	American Family Financial
	Services, 0.10%	3,691,204	3,691,204
	Total short-term investments	3,691,204	3,691,204
	Total investments - 100.7%	$121,980,364	135,988,155
	Liabilities, less
	other assets - (0.7%) (a)		(1,004,161)
	TOTAL NET ASSETS - 100.0%		$134,983,994

(a) Percentages for the various classifications relate to net assets.
* Non-dividend paying security.

The accompanying notes to financial statements are an integral part of this schedule.

6

Brandywine Advisors Midcap Growth Fund
Statement of Operations
For the Six Months Ended March 31, 2012 (Unaudited)

Income:
Dividends	$325,761
Interest	3,362
Total income	329,123

Expenses:
Management fees	655,870
Service and Distribution expenses	35,056
Professional fees	30,074
Transfer agent fees	23,406
Registration fees	23,327
Administrative and accounting services	20,664
Printing and postage expense	14,444
Custodian fees	11,092
Board of Directors fees and expenses	10,187
Insurance expense	5,050
Other expense	3,581
Total expenses	832,751
Net Investment Loss	(503,628)
Net Realized Loss on Investments	(2,766,267)
Net Increase in Unrealized Appreciation on Investments	25,881,595
Net Gain on Investments	23,115,328
Net Increase in Net Assets Resulting From Operations	$22,611,700

Statements of Changes in Net Assets
For the Six Months Ended March 31, 2012 (Unaudited)
and for the Year Ended September 30, 2011

	2012	2011
Operations:
Net investment loss	$(503,628)	$(1,025,655)
Net realized (loss) gain on investments	(2,766,267)	28,413,487
Net increase (decrease) in unrealized appreciation on investments	25,881,595	(27,433,801)
Net increase (decrease) in net assets resulting from operations	22,611,700	(45,969)

Fund Share Activities:
Proceeds from shares issued (82,972 and 645,983 shares, respectively)	628,246	5,211,144
Cost of shares redeemed (1,501,336 and 7,673,348 shares, respectively)	(11,181,945)	(61,019,681)
Net decrease in net assets derived from Fund share activities	(10,553,699)	(55,808,537)
Total Increase (Decrease)	12,058,001	(55,854,506)

Net Assets at the Beginning of the Period	122,925,993	178,780,499
Net Assets at the End of the Period	$134,983,994	$122,925,993
(Includes undistributed net investment income of $0 and $0, respectively)

The accompanying notes to financial statements are an integral part of these statements.

7

Brandywine Advisors Midcap Growth Fund
Financial Highlights
(Selected data for each share of the Fund outstanding throughout each period)

	For the Six Months
	Ended March 31, 2012		Years Ended September 30,
	(Unaudited)		2011	2010	2009	2008	2007

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$6.82		$7.13	$6.86	$8.65	$13.03	$10.63

Income from investment operations:
Net investment loss(1)	(0.03)		(0.05)	(0.02)	(0.04)	(0.08)	(0.07)
Net realized and unrealized gains (losses)
on investments	1.33		(0.26)	0.29	(1.75)	(2.81)	3.25

Total from investment operations	1.30		(0.31)	0.27	(1.79)	(2.89)	3.18

Less distributions:
Distributions from net investment income	—		—	—	—	—	—
Distributions from net realized gains	—		—	—	—	(1.49)	(0.78)

Total from distributions	—		—	—	—	(1.49)	(0.78)

Net asset value, end of period	$8.12		$6.82	$7.13	$6.86	$8.65	$13.03

TOTAL RETURN	19.06	%(a)	(4.35%)	3.94%	(20.69%)	(25.22%)	31.80%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s $)	134,984		122,926	178,780	148,518	204,571	261,500
Ratio of operating expenses
to average net assets	1.27	%(b)	1.25%*	1.28%	1.30%	1.19%	1.17%
Ratio of net investment loss
to average net assets	(0.77	%)(b)	(0.63%)	(0.30%)	(0.62%)	(0.71%)	(0.59%)
Portfolio turnover rate	124	%(a)	241%	226%	240%	198%	178%

(1)	Net investment loss per share was calculated using average shares outstanding.
*	Interest expense is less than 0.005% of average net assets.
(a)	Not Annualized.
(b)	Annualized.

The accompanying notes to financial statements are an integral part of this statement.

Notes to Financial Statements
March 31, 2012 (Unaudited)

(1)	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies of Brandywine Advisors Midcap Growth Fund (the “Fund”). The Fund is registered as a diversified open-end management company under the Investment Company Act of 1940 (the “Act”), as amended, and is a series of the Brandywine Blue Fund, Inc. (the “Blue Fund”). The Blue Fund was incorporated under the laws of Maryland on November 13, 1990. The assets and liabilities of each series in the Blue Fund are segregated and a shareholder’s interest is limited to the Fund in which the shareholder owns shares. The investment objective of the Fund is to produce capital appreciation principally through investing in common stocks.

(a)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the estimated fair value. Market quotations may not be available, for example, if trading in particular securities has halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. As of March 31, 2012, there were no securities that were internally fair valued. Short-term investments with maturities of 60 days or less are valued at amortized cost, which approximates value. For financial reporting purposes, investment transactions are recorded on the trade date; however, for purposes of executing shareholder transactions, the Fund records changes in holdings of portfolio securities no later than the first business day after the trade date in accordance with Rule 2a-4 of the Act. Accordingly certain differences between net asset value for financial reporting and for executing shareholder transactions may arise.

The Fund adopted the provisions of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), effective October 1, 2008. Under ASC 820, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Fund uses various valuation approaches. ASC 820 establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by generally requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 –	Valuations based on unadjusted quoted prices in active markets for identical assets.

Level 2 –	Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

8

Brandywine Advisors Midcap Growth Fund
Notes to Financial Statements (Continued)
March 31, 2012 (Unaudited)

(1)	Summary of Significant Accounting Policies (Continued)

Level 3 –	Valuations based on inputs that ar unobservable and significant to the overall fair value measurement.

The following table summarizes the Fund’s investments as of March 31, 2012, based on the inputs used to value them:

Valuation Inputs	Investments in Securities
Level 1 – Common Stocks	$132,296,951

Level 2 – Variable Rate Demand Note	3,691,204

Level 3 –	—

Total	$135,988,155

It is the Fund’s policy to recognize transfers between levels at the end of the quarterly reporting period. There were no transfers between levels during the period ended March 31, 2012.

See the Schedule of Investments for investments detailed by industry classifications.

On May 12, 2011, the FASB issued Accounting Standards Update No. 2011-04 (“ASU No. 2011-04”) modifying ACS 820. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to: i) disclose the amounts of any transfers between Level 1 and Level 2 and the reasons for the transfers; ii) disclose for Level 3 fair value measurements: a) quantitative information about significant unobservable inputs used; b) a description of the valuation processes used by the reporting entity and; c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. ASU No 2011-04 has been adopted by the Fund and there has been no material impact to the disclosures.

(b)	Net realized gains and losses on sales of securities are computed on the identified cost basis.

(c)	Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

(d)
The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund’s policy is to monitor the creditworthiness of the issuer and nonperformance by these counterparties is not anticipated.

(e)
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(f)
No provision has been made for Federal income taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(g)
The Fund has reviewed all open tax years and major jurisdictions, which include Federal and the state of Maryland, and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for exam by taxing authorities and, as of March 31, 2012, open Federal tax years include the tax years ended September 30, 2008 through 2011. The Fund has no examinations in progress and is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h)
GAAP requires that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts. For the year ended September 30, 2011, the Fund’s reclassifications were as follows:

Undistributed	Accumulated
Net Investment	Net realized
Income	Loss	Paid In Capital
$1,025,655	($18)	($1,025,637)

(2)	Investment Adviser and Management Agreement and Transactions With Related Parties

The Fund has a management agreement with Friess Associates, LLC (the “Adviser”), with whom certain Officers and a Director of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay the Adviser a monthly management fee at the annual rate of one percent (1%) on the daily net assets of the Fund.

The Adviser entered into a sub-advisory agreement with its affiliate, Friess Associates of Delaware, LLC (the “Sub-Adviser”), to assist it in the day-to-day management of the Fund. The Adviser and, if so delegated, the Sub-Adviser supervise the investment portfolio of the Fund, directing the purchase and sale of investment securities in the day-to-day management of the Fund. The Adviser pays the Sub-Adviser a fee equal to 110% of the monthly expenses the Sub-Adviser incurs in performing its services as Sub-Adviser. This relationship does not increase the annual management fee the Fund pays to the Adviser.

Under the management agreement, the Adviser will reimburse the Fund for expenses over 1.95% of the daily net assets of the Fund. No such reimbursements were required for the six months ended March 31, 2012.

The Fund currently pays each of the five independent directors annual fees of $3,400. The lead independent director and chairman of the audit committee are paid an additional $8,000 and $5,000 annually, respectively, divided proportionately among all the Brandywine Funds. All of the corresponding fees the directors receive are paid quarterly to the directors and then invested on the payment date in shares of the Fund at the net asset value of the Fund on the payment date. The Fund also reimburses directors for travel costs incurred in order to attend meetings of the Board of Directors. For the six months ended March 31, 2012, the Fund expensed the following directors fees and costs:

Directors Fees and Travel Costs Paid during the Period	$10,187

The Fund has adopted a Service and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund may incur certain costs which may not exceed a maximum amount equal to 0.25% per annum of the Fund’s average net assets. Payments made pursuant to the Plan may only be used to pay distribution expenses incurred in the current year.

9

Brandywine Advisors Midcap Growth Fund
Notes to Financial Statements (Continued)
March 31, 2012 (Unaudited)

(2)	Investment Adviser and Management Agreement and Transactions With Related Parties (Continued)

Under the Fund’s organizational documents, each director, officer, employee or other agent of the Fund (including the Fund’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

At March 31, 2012, approximately 91% of the outstanding shares of the Fund are owned by an affiliate of the Adviser.

(3)	Credit Agreement

U.S. Bank, N.A. has made available to the Fund a $4,000,000 unsecured credit facility pursuant to a Credit Agreement, effective December 6, 2004, for the purpose of having cash available to cover incoming redemptions. Principal and interest of such loan under the Credit Agreement is due not more than 20 days after the date of the loan. Amounts under the credit facility bear interest at a rate per annum equal to the current prime rate minus one percent on the amount borrowed. During the six months ended March 31, 2012, the Fund did not borrow against its agreement. The Credit Agreement is renewable annually on October 24.

(4)	Distributions to Shareholders

Net investment income and net realized gains, if any, are distributed to shareholders at least annually.

(5)	Investment Transactions

For the six months ended March 31, 2012, purchases and proceeds of sales of investment securities (excluding short-term investments) for the Fund were $154,952,364 and $165,414,599, respectively.

(6)	Income Tax Information

The following information for the Fund is presented on an income tax basis as of September 30, 2011:

	Gross	Gross	Net Unrealized	Distributable	Distributable
Cost of	Unrealized	Unrealized	Depreciation	Ordinary	Long-Term
Investments	Appreciation	Depreciation	on Investments	Income	Capital Gains
$134,962,886	$2,649,198	$(15,352,805)	$(12,703,607)	$—	$—

The difference, if any, between the cost amount for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The tax components of dividends paid during the years ended September 30, 2011 and 2010, capital loss carryovers, which may be used to offset future capital gains, subject to Internal Revenue Code limitations (expiring in 2017 and 2018), as of September 30, 2011, and tax basis post-October losses as of September 30, 2011, which are not recognized for tax purposes until the first day of the following fiscal year are:

September 30, 2011				September 30, 2010
Ordinary	Long-Term	Net Capital		Ordinary	Long-Term
Income	Capital Gains	Loss	Post-October	Income	Capital Gains
Distributions	Distributions	Carryovers	Losses	Distribution	Distributions
$—	$—	$44,128,833	$—	$—	$—

Since there were no ordinary distributions paid for the year ended September 30, 2011, there were no distributions designated as qualifying for the dividends received deduction for corporate shareholders nor as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003 (Unaudited).

Cost Discussion

Mutual fund shareholders incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Brandywine Advisors Midcap Growth Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in the Fund, you would need to add any applicable wire or IRA processing fees you’ve incurred during the period to the costs provided in the example at the end of this article.

The example is based on $1,000 invested at the beginning of the period and held for the entire period from October 1, 2011 through March 31, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. While Brandywine Advisors Midcap Growth Fund currently does not assess sales charges, redemption or exchange fees, other funds do, and those costs will not be reflected in their expense example tables. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period*
	10/01/11	3/31/12	10/01/11-3/31/12
Brandywine Advisors Midcap Growth Fund Actual	$1,000.00	$1,190.60	$6.95
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.41

*
Expenses are equal to the Fund’s annualized expense ratio of 1.27%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period between October 1, 2011 and March 31, 2012).

10

Brandywine Advisors Midcap Growth Fund’s Advisory Agreement

On December 5, 2011, the Board of Directors(“Directors”) of the Fund approved the continuation of the advisory agreement with Friess Associates, LLC (“Friess”). Prior to approving the continuation of the advisory agreement, the Directors considered:

•	the nature, extent and quality of the services provided by Friess

•	the investment performance of the Fund

•	the costs of the services to be provided and profits to be realized by Friess from its relationship with the Fund

•	the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale

•	the expense ratio of the Fund

•	other revenue to Friess and its affiliates from their relationship with the Fund

•	the manner in which portfolio transactions for the Fund are conducted, including the use of soft dollars

In considering the nature, extent and quality of the services provided by Friess, the Directors reviewed a report describing the portfolio management, shareholder communication and servicing, and regulatory compliance services provided by Friess to the Fund. The Directors concluded that Friess was providing essential services to the Fund. In particular, the Directors concluded that Friess was preparing reports to shareholders in addition to those required by law and continued to generate increased written communications, at Friess’ expense, to support shareholders.

The Directors compared the performance of the Fund to benchmark indexes over various periods of time and concluded that the performance of the Fund warranted the continuation of the advisory agreement.

In concluding that the advisory fees payable by the Fund were reasonable, the Directors reviewed a report of the costs of services provided, and the profits realized by Friess from its relationship with the Fund and concluded that such profits were reasonable and not excessive. The Directors also reviewed reports comparing the expense ratio and advisory fee paid by the Fund to those paid by other comparable mutual funds and concluded that the advisory fee paid by the Fund was higher than the average advisory fee paid by comparable mutual funds, but the expense ratio of the Fund was lower than the average expense ratio of comparable mutual funds. The Directors also considered the Fund’s portfolio turnover rate and that all clients of Friess pay the same 1 percent advisory fee. They noted that this fee would not be adjusted if economies of scale were realized during the current contract period as the Fund grew, but did not consider that factor to be significant in light of the other factors considered, particularly the fact that the profits were reasonable and not excessive. The Directors noted that having the same fee for all clients eliminated conflicts of interest that would be present if Friess charged different fees to different clients.

Finally, the Directors reviewed reports discussing the manner in which portfolio transactions for the Fund were conducted, including the use of soft dollars. Based on these reports, the Directors concluded that the research obtained by Friess was beneficial to the Fund and that Friess was executing the Fund’s portfolio transactions in a manner designed to obtain best execution for the Fund.

Additional Director Information, Proxy Voting Policy
and Quarterly Portfolio Schedules

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (877) 636-6460 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov or the Fund’s website at http://www.brandywinefunds.com. Information on how the Fund voted proxies relating to portfolio securities is available on the Fund’s website or the website of the Commission no later than August 31 for the prior twelve months ending June 30. The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

11

Board of Directors			Founder

Foster S. Friess
William F. D’Alonzo	C. Quentin S. Jackson	Stuart A. McFarland	____________________
CEO and CIO	Former President and	Managing Partner
Friess Associates	CEO Nuclear Electric	Federal City Capital
	Insurance Limited	Advisors, LLC
The Brandywine Funds P.O. Box 4166 Greenville, DE 19807 (877) 636-6460 www.brandywinefunds.com bfunds@friess.com

Thomas D. Wren	Stephen M. Wynne	James W. Zug
Former Senior Advisor	Former CEO	Former Senior Partner
Promontory Financial Group, LLC	BNY Mellon, U.S. Funds Services	PricewaterhouseCoopers LLP

Investment Adviser: Friess Associates, LLC	Administrator, Accountant & Transfer Agent: U.S. Bancorp Fund Services, LLC

Investment Sub-Adviser: Friess Associates of Delaware, LLC	Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP

Custodian: U.S. Bank, N.A.	Distributor: Quasar Distributors, LLC

Legal Counsel: Foley & Lardner LLP

Officers: William D’Alonzo, Chairman and President;
Joseph Fields, Vice President; Scott Gates, Vice President;
Gordon Kaiser, Vice President and Treasurer; David Marky, Chief Compliance Officer and Vice President; Colleen Rowley, Secretary

Report Editor: Chris Aregood   Report Staff: David Marky, Adam Rieger

Must be preceded or accompanied by prospectus. Please refer to the prospectus for important information about the investment company including investment objectives, risks, charges and expenses.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities, even though publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Current and future holdings are subject to risk. Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any securities. Securities discussed were not held by the Fund as of March 31, 2012, unless listed in the accompanying schedule of investments. References to the earnings growth rates of the Fund refer solely to the estimated earnings growth rates of the average investment holding of the Fund based on consensus estimates from Thomson First Call and not to the actual performance of the Fund itself. Thomson First Call provides analytical information and services to the investment community. The S&P 500, Russell Midcap and Russell Midcap Growth Indexes are unmanaged indexes commonly used to measure the performance of U.S. stocks. You cannot invest directly in an index. Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding. Earnings Growth is a measure of growth in a company’s net income over a specific period, often one year. Book Value (Cost) is a security’s cost basis. The Price to Earnings (P/E) Ratio reflects the multiple of earnings at which a stock sells and is calculated by dividing current price of the stock by the company’s trailing or forward 12-month earnings per share.

As of March 31, 2012, the S&P 500 Index’s average annual total returns for 1, 5 and 10 years were 8.54, 2.01 and 4.12 percent; the Russell Midcap Index’s were 3.31, 3.03 and 7.85 percent; and the Russell Midcap Growth Index’s were 4.43, 4.44 and 6.92 percent.
4/12

12

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10-A3 under the Securities Exchange Act of 1934.

Item 6. Schedule of Investments.

(a)	The Schedules of Investments in securities of unaffiliated issuers are included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities By Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)
The Registrant’s disclosure controls and procedures are periodically evaluated.  As of April 19, 2012, the date of the last evaluation, the Registrant’s officers have concluded that the Registrant’s disclosure controls and procedures are adequate.

(b)
The Registrant’s internal controls are periodically evaluated. There were no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, such controls.

Item 12.  Exhibits.

(a)	(1) Any code of ethics or amendment thereto. Not applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Brandywine Blue Fund, Inc.
Registrant

By            /s/William F. D’Alonzo
 William F. D’Alonzo, President, Principal Executive Officer

Date     April 19, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Brandywine Blue Fund, Inc.
Registrant

By            /s/William F. D’Alonzo
     William F. D’Alonzo, President, Principal Executive Officer

Date     April 19, 2012

Brandywine Blue Fund, Inc.
Registrant

By            /s/Gordon Kaiser
     Gordon Kaiser, Treasurer, Principal Financial Officer

Date     April 19, 2012